Exhibit 99.1

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Three Months Ended
	April 1, 2022	Percent of Net sales	March 26, 2021	Percent of Net sales
Net sales	$490.9	100.0%	$558.0	100.0%
Cost of sales	315.2	64.2	307.6	55.1
Gross profit	175.7	35.8	250.4	44.9
Selling, general and administrative expenses	152.5	31.1	136.0	24.4
Research and development expenses	37.2	7.6	66.2	11.9
Restructuring charges, net	6.8	1.4	0.4	0.1
Non-restructuring impairment charges	—	—	64.5	11.6
Losses on divestiture	—	—	0.8	0.1
Operating loss	(20.8)	(4.2)	(17.5)	(3.1)
Interest expense	(58.2)	(11.9)	(59.6)	(10.7)
Interest income	0.4	0.1	1.9	0.3
Other (expense) income, net	(4.1)	(0.8)	8.1	1.5
Reorganization items, net	(43.4)	(8.8)	(93.5)	(16.8)
Loss from continuing operations before income taxes	(126.1)	(25.7)	(160.6)	(28.8)
Income tax benefit	(5.9)	(1.2)	(16.4)	(2.9)
Loss from continuing operations	(120.2)	(24.5)	(144.2)	(25.8)
Income from discontinued operations, net of income taxes	0.6	0.1	0.3	0.1
Net loss	$(119.6)	(24.4)%	$(143.9)	(25.8)%

Basic loss per share:
Loss from continuing operations	$(1.42)		$(1.70)
Income from discontinued operations	0.01		—
Net loss	$(1.41)		$(1.70)
Diluted loss per share:
Loss from continuing operations	$(1.42)		$(1.70)
Income from discontinued operations	0.01		—
Net loss	$(1.41)		$(1.70)
Weighted-average number of shares outstanding
Basic	84.7		84.6
Diluted	84.7		84.6

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Three Months Ended
	April 1, 2022				March 26, 2021
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$175.7	$152.5	$37.2	$(119.6)	$250.4	$136.0	$66.2	$(143.9)
Adjustments:
Interest expense, net	—	—	—	57.8	—	—	—	57.7
Income taxes	—	—	—	(5.9)	—	—	—	(16.4)
Depreciation	18.1	(3.1)	(0.9)	22.1	17.9	(4.8)	(1.6)	24.3
Amortization	154.2	(0.9)	—	155.1	144.4	(0.9)	—	145.3
Restructuring charges, net	—	—	—	6.8	—	—	—	0.4
Non-restructuring impairment charge	—	—	—	—	—	—	—	64.5
Income from discontinued operations	—	—	—	(0.6)	—	—	—	(0.3)
Change in contingent consideration fair value	—	0.1	—	(0.1)	—	10.8	—	(10.8)
Significant legal and environmental charges	—	(11.1)	—	11.1	—	—	—	—
Losses on divestiture	—	—	—	—	—	—	—	0.8
Separation costs (1)	—	(2.0)	—	2.0	—	(0.6)	—	0.6
Unrealized loss (gain) on equity investment	—	—	—	3.7	—	—	—	(6.9)
Reorganization items, net	—	—	—	43.4	—	—	—	93.5
Share-based compensation	0.1	(1.0)	(0.1)	1.2	0.2	(2.8)	(0.6)	3.6
As adjusted:	$348.1	$134.5	$36.2	$177.0	$412.9	$137.7	$64.0	$212.4

(1)     Represents costs included in selling, general and administrative (SG&A) expenses, primarily related to professional fees and costs incurred as the Company explores potential sales of non-core assets to enable further deleveraging post-emergence.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SEGMENT OPERATING INCOME
(unaudited, in millions)

	Three Months Ended
	April 1, 2022	March 26, 2021
Specialty Brands	$164.8	$212.1
Specialty Generics	34.4	31.7
Segment operating income	199.2	243.8
Unallocated amounts:
Corporate and unallocated expenses (1)	(32.8)	(22.6)
Depreciation and amortization	(177.2)	(169.6)
Share-based compensation	(1.2)	(3.6)
Restructuring charges, net	(6.8)	(0.4)
Non-restructuring impairment charge	—	(64.5)
Separation costs (2)	(2.0)	(0.6)
Operating loss	$(20.8)	$(17.5)
(1)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.
(2)Represents costs included in SG&A expenses, primarily related to professional fees and costs incurred as the Company explores potential sales of non-core assets to enable further deleveraging post-emergence.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	April 1, 2022	March 26, 2021	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$339.4	$408.4	(16.9)%	(0.3)%	(16.6)%
Specialty Generics	151.5	149.6	1.3	—	1.3
Net sales	$490.9	$558.0	(12.0)%	(0.2)%	(11.8)%

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
SELECT PRODUCT LINE NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	April 1, 2022	March 26, 2021	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar Gel	$127.7	$129.0	(1.0)%	—%	(1.0)%
INOmax	99.0	134.0	(26.1)	(0.1)	(26.0)
Ofirmev	2.6	12.8	(79.7)	—	(79.7)
Therakos	59.9	66.8	(10.3)	(1.8)	(8.5)
Amitiza	47.7	61.4	(22.3)	—	(22.3)
Other	2.5	4.4	(43.2)	—	(43.2)
Specialty Brands Total	339.4	408.4	(16.9)	(0.3)	(16.6)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	19.0	23.3	(18.5)	—	(18.5)
Oxycodone (API) and oxycodone-containing tablets	16.6	17.2	(3.5)	—	(3.5)
Acetaminophen (API)	46.3	45.5	1.8	—	1.8
Other controlled substances	64.1	58.1	10.3	—	10.3
Other	5.5	5.5	—	—	—
Specialty Generics Total	151.5	149.6	1.3	—	1.3
Net sales	$490.9	$558.0	(12.0)%	(0.2)%	(11.8)%

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	April 1, 2022	December 31, 2021
Assets
Current Assets:
Cash and cash equivalents	$1,365.3	$1,345.0
Accounts receivable, net	364.4	439.1
Inventories	371.5	347.2
Prepaid expenses and other current assets	179.4	178.3
Total current assets	2,280.6	2,309.6
Property, plant and equipment, net	758.5	776.0
Intangible assets, net	5,293.4	5,448.4
Other assets	372.4	382.3
Total Assets	$8,704.9	$8,916.3

Liabilities and Shareholders' Equity
Current Liabilities:
Current maturities of long-term debt	$1,389.5	$1,388.9
Accounts payable	107.5	123.0
Accrued payroll and payroll-related costs	63.0	84.6
Accrued interest	17.4	17.0
Accrued and other current liabilities	269.9	328.7
Total current liabilities	1,847.3	1,942.2
Pension and postretirement benefits	29.5	30.1
Environmental liabilities	37.7	43.0
Deferred income taxes	20.1	20.9
Other income tax liabilities	77.5	83.2
Other liabilities	64.6	85.8
Liabilities subject to compromise	6,433.2	6,397.7
Total Liabilities	8,509.9	8,602.9
Shareholders' Equity:
Preferred shares	—	—
Ordinary shares	18.9	18.9
Ordinary shares held in treasury at cost	(1,616.1)	(1,616.1)
Additional paid-in capital	5,599.0	5,597.8
Retained deficit	(3,798.5)	(3,678.9)
Accumulated other comprehensive loss	(8.3)	(8.3)
Total Shareholders' Equity	195.0	313.4
Total Liabilities and Shareholders' Equity	$8,704.9	$8,916.3

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
(IN EXAMINATION UNDER PART 10 OF THE IRISH COMPANIES ACT 2014)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Three Months Ended
	April 1, 2022	March 26, 2021
Cash Flows From Operating Activities:
Net loss	$(119.6)	$(143.9)
Adjustments to reconcile net cash from operating activities:
Depreciation and amortization	177.2	169.6
Share-based compensation	1.2	3.6
Deferred income taxes	(0.9)	(3.4)
Non-cash impairment charges	—	64.5
Reorganization items, net	2.9	15.7
Other non-cash items	12.3	(11.9)
Changes in assets and liabilities:
Accounts receivable, net	73.8	61.8
Inventories	(27.0)	(22.8)
Accounts payable	0.4	0.5
Income taxes	(7.8)	(21.2)
Other	(63.3)	38.9
Net cash from operating activities	49.2	151.4
Cash Flows From Investing Activities:
Capital expenditures	(23.6)	(20.9)
Other	0.2	(0.7)
Net cash from investing activities	(23.4)	(21.6)
Cash Flows From Financing Activities:
Repayment of external debt	(4.6)	(118.9)
Net cash from financing activities	(4.6)	(118.9)
Effect of currency rate changes on cash	(0.7)	(0.4)
Net change in cash, cash equivalents and restricted cash	20.5	10.5
Cash, cash equivalents and restricted cash at beginning of period	1,405.2	1,127.0
Cash, cash equivalents and restricted cash at end of period	$1,425.7	$1,137.5

Cash and cash equivalents at end of period	$1,365.3	$1,077.9
Restricted cash included in prepaid expenses and other current assets at end of period	24.0	23.4
Restricted cash included in other long-term assets at end of period	36.4	36.2
Cash, cash equivalents and restricted cash at end of period	$1,425.7	$1,137.5